                                                                    EXHIBIT 99.1

Exhibit 99.1 - Sterling Medivations, Inc. unaudited financial statements as of and for the nine months ended September 30, 2001, for the period from inception (January 13, 2000) through September 30, 2000 and cumulative for the period from inception (January 13, 2000) through September 30, 2001, together with accompanying footnotes.

STERLING MEDIVATIONS, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
AS OF SEPTEMBER 30, 2001
(UNAUDITED)

-------------------------------------------------------------------------------------------------------------

                                                              ASSETS

Current assets:
   Cash                                                                                           $   615,365
   Prepaid expenses                                                                                     3,170
                                                                                                  -----------

        Total current assets                                                                          618,535

Furniture and equipment, net                                                                            4,150
Patents                                                                                               164,571
                                                                                                  -----------

        Total assets                                                                              $   787,256
                                                                                                  ===========

                                              LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts Payable                                                                              $    24,320
    Accrued consulting expenses                                                                        13,720
                                                                                                  -----------

        Total liabilities                                                                              38,040

Convertible debt, net                                                                                  62,500
Accrued interest                                                                                        7,500
                                                                                                  -----------

        Total liabilities                                                                             108,040

Stockholders' equity
    Common stock, $.001 par value 6,000,000 authorized, 2,485,989 shares
          issued and outstanding                                                                        2,486
    Additional paid-in capital, common stock                                                           19,239
    Series A convertible preferred stock; $.001 par value; $1.00 per share liquidation
         preference; 1,000,000 shares authorized, issued and outstanding                                1,000
    Additional paid-in capital, preferred stock                                                     1,467,996
    Deficit accumulated during development stage                                                     (811,505)
                                                                                                  -----------

         Total stockholders' equity                                                                   679,216
                                                                                                  -----------

         Total liabilities and stockholders' equity                                               $   787,256
                                                                                                  ===========

See accompanying notes.

STERLING MEDIVATIONS, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                                             CUMMULATIVE
                                                                       FOR THE PERIOD       FOR THE PERIOD
                                                                       FROM INCEPTION       FROM INCEPTION
                                                   NINE MONTHS       (JANUARY 13, 2000)   (JANUARY 13, 2000)
                                                      ENDED                THOUGH               THOUGH
                                                  SEPTEMBER 30,         SEPTEMBER 30,        SEPTEMBER 30,
                                                      2001                  2000                 2001
                                              --------------------   ------------------   ------------------
Operating Expenses:
     Research and development                  $          163,178     $        141,689     $        365,712
     General and administrative                           319,627               36,957              420,852
                                              --------------------   ------------------   ------------------

        Total operating expenses                          482,805              178,646              786,564
                                              --------------------   ------------------   ------------------

Operating loss                                           (482,805)            (178,646)            (786,564)

     Interest income                                       18,734               13,976               45,059
     Interest expense                                     (70,000)                   -              (70,000)
                                              --------------------   ------------------   ------------------

        Net Loss                               $         (534,071)    $       (164,670)    $       (811,505)
                                              --------------------   ------------------   ------------------


See accompanying notes.

STERLING MEDIVATIONS, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                                CUMMULATIVE
                                                                                        FOR THE PERIOD         FOR THE PERIOD
                                                                                        FROM INCEPTION         FROM INCEPTION
                                                                  NINE MONTHS         (JANUARY 13, 2000)     (JANUARY 13, 2000)
                                                                     ENDED                  THOUGH                 THOUGH
                                                                 SEPTEMBER 30,          SEPTEMBER 30,           SEPTEMBER 30,
                                                                      2001                   2000                    2001
                                                             ---------------------    ------------------    -------------------
Cash flows from operating activities:
      Net loss                                                           (534,071)             (164,670)               (811,505)
      Reconciliation of net loss to net cash used
              in operating activities
          Depreciation                                                      1,779                   593                   2,965
          Stock compensation expense                                           99                 7,117                   7,264
          Interest expense on convertible notes                            62,500                     -                  62,500
      Changes in operating assets and liabilities
          Prepaid expenses                                                  4,698                  (600)                 (3,170)
          Accounts payable                                                  5,545                15,047                  23,569
          Accrued consulting expenses                                           -                13,720                  13,720
          Accrued interest                                                  7,500                     -                   7,500
                                                             ---------------------    ------------------    -------------------

              Net cash used in operating activities                      (451,950)             (128,793)               (697,157)

Cash flows from investing activities:
      Purchase of furniture and equipment                                       -                (2,895)                 (2,895)
      Patent costs                                                        (86,396)              (39,427)               (164,571)
                                                             ---------------------    ------------------    -------------------

              Net cash used in investing activities                       (86,396)              (42,322)               (167,466)

Cash flows from financing activities
      Issuance of Series A convertible preferred stock                          -             1,000,000               1,000,000
      Stock issuance costs                                                      -               (35,432)                (35,432)
      Proceeds from the exercise of stock options                             750                     -                  15,585
      Proceeds from convertible notes payable                             500,000                     -                 500,000
      Repurchase of common stock                                             (165)                    -                    (165)
                                                             ---------------------    ------------------    -------------------

              Net cash provided by financing activities                   500,585               964,568               1,479,988

Net increase in cash                                                      (37,761)              793,453                 615,365

Cash:
      Beginning of period                                                 653,126                     -                       -
                                                             ---------------------    ------------------    -------------------

      End of period                                                       615,365               793,453                 615,365
                                                             ---------------------    ------------------    -------------------


Noncash financing activities:
    In January 2000, the Company issued common stock in exchange for $4,219 of equipment

    At December 31, 2000, there were $16,467 of patent costs included in accounts payable.

See accompanying notes.

STERLING MEDIVATIONS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)
-------------------------------------------------------------------------------

1.       BASIS OF PRESENTATION

         In the opinion of management, the accompanying unaudited financial statements contain all adjustments necessary to fairly present the Company's financial position and results of operations, and cash flows for the periods presented. The preparation of financial statements in conformity with generally accepted accounting principals in the United States of America require management to make estimates and assumptions that affect the reported amounts therein. Due to the inherent uncertainty involved in making estimates, actual results in future periods may differ from those estimates.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principals in the United States of America have been condensed or omitted. These financial statements should be read in conjunction with the Company's financial statements and notes thereto as of December 31, 2000 and for the period from inception (January 13, 2000) through December 31, 2000, which are contained elsewhere in this Form 8K/A. The results of operations for the interim periods presented are not necessarily indicative of results that may be expected for any other interim period or for the full fiscal year.

2.       CONVERTIBLE NOTES PAYABLE AND DETACHABLE WARRANTS

         During fiscal 2001, the Company issued convertible promissory notes (the Notes) totaling $500,000 with an annual interest rate of 6%. The Notes have a term of two years and the interest is payable at the end of the term. The Notes have two conversion features: (1) automatic conversion upon the closing of the next equity financing of at least $3,000,000 into the capital stock issued by the Company in the next equity financing within 9 months of the issuance of the Notes; or (2) optional conversion to Series A convertible preferred stock if an acquisition event occurs or the next equity financing does not occur within 9 months of the issuance of the Notes. In automatic conversion, the Notes will be converted into the number of shares of capital stock equal to the outstanding principal balance of, and all accrued and unpaid interest on, the Notes divided by the price per share of capital stock issued in the next equity financing. In optional conversion, the Notes will be converted into the number of shares of Series A convertible preferred stock equal to the outstanding principal balance of, and all accrued and unpaid interest on, the Notes divided by $1.00.

         The Notes have detachable warrants that gives the holders the right to purchase capital shares in the amount of 60% of the aggregate principle amount of the Notes ($300,000). This amount is divided by either the price per share of the next equity financing or $1.00 per share of Series A convertible preferred stock based upon whether the method of conversion of the notes is automatic conversion or optional conversion, respectively. The term of the warrants is 5 years.

         The Notes are discounted by the allocation of the relative fair value of the warrants and the intrinsic value of the conversion feature of the Notes. Using the Black-Scholes method of valuation, the relative fair value of the warrants is estimated to be $253,000. The intrinsic value of the conversion feature of the Notes or beneficial conversion feature (BCF) value is

STERLING MEDIVATIONS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)
-------------------------------------------------------------------------------

2.       CONVERTIBLE NOTES PAYABLE AND DETACHABLE WARRANTS (CONTINUED)

         estimated to be $503,000. Since the amount of the BCF is limited to the balance of the Notes after the discount for the warrants, the BCF discounts the remaining Notes balance of $247,000. The fair value of the warrants ($253,000) and the BCF ($247,000) are included in additional paid-in capital, Preferred Stock. The discount related to the warrants and the BCF will be amortized to interest expense over the term of the Notes or until the Notes are converted, at which time any remaining discount and BCF will be charged to interest expense. Interest expense related to the amortization of the discount is $62,500 for the nine month period ended September 30, 2001, and cumulative for the period from inception (January 31, 2000) through September 31, 2001.

         Schedule maturities of long-term debt are as follows:

                  YEAR ENDING DECEMBER 31,
                           2001                               $       0
                           2002                                       0
                           2003                                 500,000
                                                              ---------

                                                              $ 500,000
                                                              =========

3.       ACQUISITION

         In December 2001, the Company finalized negotiations with SpectRx, Inc. (SpectRx) to sell all of the Company's outstanding common and preferred stock to SpectRx. In connection with the closing of this transaction, the Notes described in Note 2 were converted to Series A preferred stock.